SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2017

               FIELDPOINT PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	001-32624	84-0811034
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

609 Castle Ridge Road # 335, Austin, TX  78746
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (512) 250-8692

_____________________________________________________
(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company[ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [     ]

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On October 27, 2017 FieldPoint Petroleum Corp. convened its Annual Meeting of Stockholders. As of the record date of the meeting, September 7, 2017, there were 10,669,229 shares of common stock issued and outstanding and eligible to vote at the meeting.  At the meeting, an aggregate of 7,758,725 shares were present, either in person or by proxy, which constituted a quorum for the meeting.

Following are the results of the matters voted on by Stockholders at the Annual Meeting:

                                                                                                                                             Broker

1.Election of Directors                             For                      Withheld                   Non-Votes

Roger Bryant4,439,25378,1433,241,329

Dan Robinson4,439,25378,1433,241,329

Karl Reimers4,439,12678,2703,241,329

Phil Roberson4,438,70878,6883,241,329

Nancy Stephenson4,440,18077,2163,241,329

2.Ratification of appointment of Hein & Associates LLP as independent registered public accounting firm.

                   For                           Against                            Abstain

              7,728,660                     12,642                              17,423

3.Approval of sale of equity securities on terms within certain parameters to regain compliance with NYSE MKT continued listing requirements.

                                                                                                                                      Broker

                   For                           Against                            Abstain                        Non-Votes

              4,407,016                     36,932                             73,448                            3,241,329

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDPOINT PETROLEUM CORPORATION
Date: October 30, 2017	By_/s/ Phillip Roberson Phillip Roberson, President